UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 22, 2021
Commission File Number 1-13610
CIM COMMERCIAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement
On September 22, 2021, CIM Commercial Trust Corporation (the “Company”) entered into an Amendment No. 2 (the “Amendment”) to that certain Second Amended and Restated Dealer Manager Agreement, dated as of January 28, 2020, as amended by Amendment No. 1 thereto, dated as of April 9, 2020, by and among CIM Service Provider, LLC and CCO Capital, LLC (the “Dealer Manager”), pursuant to which the Dealer Manager serves as the exclusive dealer manager for the Company’s offering (the “Offering”) of a maximum of $784,983,825, on an aggregate basis, of Series A Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”) and Series D Preferred Stock, par value $0.001 per share, of the Company.
The Amendment changes the upfront dealer manager fee payable to the Dealer Manager to up to 3.00% and eliminates the trailing dealer manager fee with respect to the sale of shares of Series A Preferred Stock sold in the Offering on or after September 9, 2021. Pursuant to the Agreement, the Dealer Manager may reallow all or part of such upfront dealer manager fee to other broker-dealers authorized by the Dealer Manager to sell shares in the Offering in respect of shares sold by such broker-dealers.
The Dealer Manager is a registered broker dealer and an affiliate of the Company that is under common control with CIM Capital, LLC, an affiliate of CIM Group, L.P. that provides certain services to the Company pursuant to an investment management agreement, and CIM Service Provider, LLC, an affiliate of CIM Group, L.P. that provides, or arranges for other service providers to provide, management and administration services to the Company pursuant to a master services agreement.
The description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Form 8-K as Exhibit 1.1, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
1.1
Amendment No. 2, dated as of September 22, 2021, to Second Amended and Restated Dealer Manager Agreement, dated as of January 28, 2020, by and among CIM Commercial Trust Corporation, CIM Service Provider, LLC and CCO Capital, LLC

1.2	Form of Soliciting Dealer Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIM COMMERCIAL TRUST CORPORATION
Dated: September 24, 2021	By:	/s/ DAVID THOMPSON David Thompson Chief Executive Officer